UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2023

WINVEST ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40796	86-2451181
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

125 Cambridgepark Drive, Suite 301

Cambridge, Massachusetts

02140

(Address of principal executive offices)

Registrant’s telephone number, including area code: (617) 658-3094

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock, one redeemable Warrant, and one right	WINVU	The Nasdaq Stock Market LLC
Common Stock, par value $0.0001 per share	WINV	The Nasdaq Stock Market LLC
Warrants to acquire 1/2 of a share of Common Stock	WINVW	The Nasdaq Stock Market LLC
Rights to acquire one-fifteenth of one share of Common Stock	WINVR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934(§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement or a Registrant.

As previously disclosed, on June 13, 2023, WinVest Acquisition Corp. (the “Company”) issued an unsecured promissory note in the principal amount of $390,000 (the “Promissory Note”) to WinVest SPAC LLC, a Delaware limited liability company (the “Sponsor”), pursuant to which the Sponsor agreed to loan to the Company up to $390,000 in connection with the extension of the date (the “Termination Date”) by which the Company must consummate an initial business combination (“Business Combination”). The Promissory Note does not bear interest and matures upon the earlier of (a) the closing of a Business Combination and (b) the Company’s liquidation. The principal of the Promissory Note may be drawn down from time to time in up to six equal amounts of $65,000, such amount representing approximately $0.051 per unredeemed Public Share (as defined below). In the event that the Company does not consummate a Business Combination, the Promissory Note will be repaid only from amounts remaining outside of the trust account (the “Trust Account”) established in connection with the Company’s initial public offering (the “IPO”), if any. Upon the consummation of a Business Combination, the Sponsor may elect to convert any portion or all of the amount outstanding under the Promissory Note into private warrants (each, a “Private Warrant”) to purchase shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), at a conversion price of $0.50 per Private Warrant. Such Private Warrants will be identical to the private placement warrants issued to the Sponsor at the time of the IPO.

On July 14, 2023, the Company effected the second drawdown of $65,000 under the Promissory Note and caused the Sponsor to deposit such sum into the Trust Account in connection with the extension of the Termination Date from July 17, 2023 to August 17, 2023. Such amounts will be distributed either to: (i) all of the holders of shares of Common Stock issued as part of the units sold in the IPO (“Public Shares”) upon the Company’s liquidation or (ii) holders of Public Shares who elect to have their shares redeemed in connection with the consummation of a Business Combination.

Item 7.01. Regulation FD Disclosure.

On July 14, 2023, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein, announcing the extension of the Termination Date from July 17, 2023 to August 17, 2023.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by reference in such a filing. Furthermore, the furnishing of information under Item 7.01 of this Current Report on Form 8-K is not intended to constitute a determination by the Company that the information contained herein, including the exhibits hereto, is material or that the dissemination of such information is required by Regulation FD.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, issued July 14, 2023 (furnished pursuant to Item 7.01).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 14, 2023

WINVEST ACQUISITION CORP.

By:	/s/ Manish Jhunjhunwala
Name:	Manish Jhunjhunwala
Title:	Chief Executive Officer and Chief Financial Officer